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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 1 to Registration Statement No. 333-68380 of Hollywood Casino Shreveport on Form S-4 of our report dated March 15, 2001, appearing in the Prospectus, which is part of this Registration Statement.


We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP


Deloitte & Touche LLP
/s/ Deloitte & Touche LLP
Dallas, Texas

September 26, 2001